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                                                                    EXHIBIT 10.4



                                AMENDMENT NO. 1

                        TO THE SMITH INTERNATIONAL, INC.
                           DIRECTORS' RETIREMENT PLAN

The SMITH INTERNATIONAL, INC. DIRECTORS' RETIREMENT PLAN (the "Plan") is hereby amended effective September 30, 1987 in the following particular only:

1.       Section 3.3 of the Plan is hereby amended to read as follows:

         Section 3.3 - Commencement of Benefits.   Benefits payable to a
Participant shall commence on the first day of the month following the later of
(a) his seventieth (70th) birthday and (b) if the Board of Directors has consented to his service as a Director after the age seventy (70), the date he
ceases to serve as a Director.   Notwithstanding the foregoing, however, the
Board of Directors may specify an earlier commencement date for payment of a benefit hereunder to a Participant whose service as a Director has ceased prior to age seventy (70) but after age fifty-five (55); no reduction shall occur in the amount specified in Section 3.1 above due to such earlier commencement
date.   Benefits payable to a surviving Spouse of a Participant shall commence on the first day of the month following the date of death of the Participant.

     Executed at Newport Beach, California, this 4th day of December, 1987.


                                        SMITH INTERNATIONAL, INC.



                                        By:  /s/ R.M. GUBRUD
                                           -----------------------------------
                                                 R.M. Gubrud


                                        By:  /s/ VIVIAN M. CLINE
                                           -----------------------------------
                                                 Vivian M. Cline
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                           SMITH INTERNATIONAL, INC.

                           DIRECTORS' RETIREMENT PLAN



         WHEREAS, SMITH INTERNATIONAL, INC. desires to provide retirement income to certain of its outside directors through the maintenance of an unfunded, nonqualified retirement plan;

         NOW, THEREFORE, effective January 1, 1984, SMITH INTERNATIONAL, INC. does hereby adopt this, the SMITH INTERNATIONAL, INC. DIRECTORS' RETIREMENT PLAN to provide as follows:


                                   ARTICLE I

                                  DEFINITIONS


Section 1.1 - General

         Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.2 - Board of Directors

         "Board of Directors" shall mean the Board of Directors of the Company.

Section 1.3 - Company

         "Company" shall mean Smith International, Inc., a Delaware corporation.

Section 1.4 - Director

         "Director" shall mean a member of the Board of Directors.

Section 1.5 - Outside Director

         "Outside Director" shall mean each Director who is not an employee of the Company on January 1, 1984, and each person thereafter elected a Director who has never been an employee of the Company.

Section 1.6 - Participant

         "Participant" shall mean any Outside Director included in the Plan as provided in Article II.





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Section 1.7 - Plan

         "Plan" shall mean the Smith International, Inc. Directors' Retirement Plan.

Section 1.8 - Surviving Spouse

         "Surviving Spouse" shall mean the person to whom a Participant is married as of the date of the Participant's death.


                                   ARTICLE II

                         ELIGIBILITY AND PARTICIPATION

Section 2.1 - Service Requirement

         Each Outside Director who has served as an Outside Director for an aggregate total of ten (10) or more years shall become a Participant in the Plan.

Section 2.2 - Designation

         Each other Outside Director who is designated by the Board of Directors as eligible for the Plan shall participate in the Plan.

                                  ARTICLE III

                              RETIREMENT BENEFITS

Section 3.1 - Retirement Benefits

         The amount of the retirement benefit payable to a Participant under the Plan shall be Twenty Thousand Dollars ($20,000.00) per calendar year, prorated for portions thereof, payable monthly for the life of the Participant.

Section 3.2 - Benefits to Surviving Spouse

         After the death of a Participant who has attained age seventy (70) and who is survived by a Surviving Spouse, a benefit equal to Ten Thousand Dollars ($10,000.00) per calendar year, prorated for portions thereof, shall be payable monthly for the following periods: (a) in the case of a Surviving Spouse who is ten (10) or fewer years younger than the deceased Participant, for the life of the Surviving Spouse; or (b) in the case of a Surviving Spouse who is more than ten (10) years younger than the deceased Participant, for a period of the life of the Surviving Spouse or ten (10) years, whichever is less. Notwithstanding the foregoing, however, the Board of Directors may determine that such a benefit shall be payable to the Surviving Spouse of a Participant whose death occurs prior to age seventy (70) but after age sixty-five (65); no reduction shall occur in the amount specified herein due to such earlier commencement date.





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Section 3.3      Commencement of Benefits

         Benefits payable to a Participant shall commence on the first day of the month following the later of (a) his seventieth (70th) birthday and (b) if the Board of Directors has consented to his service as a Director after the age seventy (70), the date he ceases to serve as a Director. Notwithstanding the foregoing, however, the Board of Directors may specify an earlier commencement date for payment of a benefit hereunder to a Participant whose service as a Director has ceased prior- to age seventy (70) but after age sixty-five (65); no reduction shall occur in the amount specified in Section 3.1 above due to such earlier commencement date. Benefits payable to a Surviving Spouse of a Participant shall commence on the first day of the month following the date of death of the Participant.


                                   ARTICLE V

                             ADMINISTRATION OF PLAN

Section 4.1 - Funding

         This Plan shall not be funded by the creation of a separate trust fund or by the establishment of any alternative funding program. Benefits shall be paid from the general assets of the Company. The Company shall be under no obligation to segregate or earmark any cash or other property for the payment of any benefits under this Plan, or to purchase insurance to provide any benefits, and if any cash or other property is segregated or earmarked by the Company or insurance purchased for such purpose: no Participant shall have any right whatsoever in any such cash or other property but the same shall remain free for disposition for any purpose by the Company. Participation in the Plan will not give any person any right of claim to a retirement income or any other benefit hereunder except to the extent that there are funds therefor as part of the general assets of the Company.

Section 4.2 - Administration and Interpretation

         The Board of Directors shall have the sole authority to construe and interpret this Plan in accordance with its terms and provisions and to make rules relating to the administration thereof. Tho decision of the Board of Directors with respect to any issues relating to the interpretation of this Plan shall be final, conclusive and binding on all parties. The Board of Directors may delegate any part of its duties hereunder to the Company's Vice President Human Resources, subject to the final authority of the Board of Directors.

Section 4.3 - Termination and Amendment

         The Board of Directors may terminate, suspend or amend this Plan in whole or in part, at any time, as it may deem advisable, provided that no such termination, suspension or amendment shall impair any rights which have already accrued to a Participant under this Plan; provided, however, that to - the extent that the Board of Directors approves any new benefit plan or improvement to any existing benefit plan applicable to Directors it may terminate rights which have already accrued to a Participant under this Plan if, in its sole





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discretion, it determines that the benefits payable to a Participant under such new or improved plan adequately replace the benefits provided hereunder.

Section 4.4 - Assignment

         No Participant or Surviving Spouse, nor any other person shall have any right or interest in this Plan or its continuance, or in the payment of any benefit hereunder, unless and until all the provisions of this Plan, the rules adopted hereunder, and restrictions and limitations on any benefit provided herein have been fully satisfied. No rights under this Plan, contingent or otherwise, shall be assignable or subject to any pledge or encumbrance of any nature.

Section 4.5 - Required Withholdings

         There shall be deducted from all payments of benefits under the Plan any taxes or other amounts which may be required to be withheld by the Company in respect of such payments.

Section 4.6 - Effective Date

         The effective date of the Plan shall be January 1, 1984. Service prior to that date as an Outside Director of the Company or of its predecessor California corporation, however, shall be taken into account for purposes of
Section 2.1.


Executed at Newport Beach, California, this 14th day of December, 1983.


                                    SMITH INTERNATIONAL, INC.



                                    By    /s/ JAMES R. HAUKE
                                      ------------------------------
                                              James R. Hauke


                                    By    /s/  JOHN L. PRICE
                                      ------------------------------
                                               John L. Price





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